UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K/A
(Amendment No.1)

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 25, 2006

(Date of Earliest Event Reported)
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ISRAEL TECHNOLOGY ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	Commission File:	20-2374143
(State or Other Jurisdiction of Incorporation or Organization)	000-51259	(I.R.S. Employer Identification No.)

7 Gush Etzion, 3rd Floor, Givaat Shmuel, Israel
(Address of Principal Executive Offices)

(011) 972-3-532-5918
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ISRAEL TECHNOLOGY ACQUISITION CORP. (THE “COMPANY”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING THE COMPANY’S SECURITIES, REGARDING ITS MERGER WITH IXI MOBILE, INC. (“IXI”), AS DESCRIBED IN THE COMPANY’S CURRENT REPORT ON FORM 8-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 2006. THIS CURRENT REPORT ON FORM 8-K MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF THE COMPANY’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN JULY 2005, AND MAXIM GROUP (“MAXIM”), A MEMBER OF THE UNDERWRITING SYNDICATE FOR THE IPO, ARE ASSISTING THE COMPANY IN THESE EFFORTS. THE COMPANY AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC AND MAXIM MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECAL MEETING OF THE COMPANY’S STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE COMPANY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE COMPANY’S FINAL PROSPECTUS, DATED JULY 12, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND OF EBC AND MAXIM AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ISRAEL TECHNOLOGY ACQUISITION CORP., 7 GUSH ETZION, 3RD FLOOR, GIVAAT SHMUEL, ISRAEL 54030. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 8.01. Other Events

On June 26, 2006, pursuant to a Current Report on Form 8-K, the Registrant reported that its prospective wholly-owned subsidiary, IXI Mobile, Inc. ("IXI") and IXI's wholly owned subsidiary, IXI Mobile (R&D) Ltd. (“IXI R&D”), had entered into a Loan Agreement dated June 19, 2006 (as amended as of June 26, 2006) ("Loan Agreement") with Southpoint Master Fund L.P. The Loan Agreement contained a typographical error. The parties' original intent was to set forth in Section 4.22(e) of the Loan Agreement two separate purchase orders of 1&1 Internet AG but, instead, the Loan Agreement, as filed, had referenced the same purchase order twice.

The following language in Section 4.22(e) of the Loan Agreement: “Purchase Order No. 4500000457 dated March 20, 2006 and in Purchase Order No. 4500000457 dated March 20, 2006" is replaced in its entirety with the following language "in Purchase Order No. 4500000457 dated March 20, 2006 and in Purchase Order No. 4500000575 dated April 10, 2006."

The preceding is qualified in its entirety by reference to the Loan Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	Loan Agreement dated June 19, 2006, by and among IXI Mobile (R&D) Ltd., IXI Mobile, Inc. and the lenders named therein.

10.2*	Certification dated June 19, 2006, by Israel Technology Acquisition Corp. to Southpoint Master Fund LP.

10.3*	Certification dated June 19, 2006 by Israel Technology Acquisition Corp. to Gemini Israel Funds, Landa Ventures Ltd. and the investors named therein.

10.4*	Letter Agreement dated June 19, 2006 by and among IXI Mobile, Inc, IXI Mobile (R&D) Ltd. Gemini Israel Funds and Landa Ventures.

* Incorporated by reference from Current Report on Form 8-K filed June 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2006

ISRAEL TECHNOLOGY ACQUISITION CORP.

By:	/s/ Israel Frieder
	Name:	Israel Frieder
	Title:	Chairman